EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:
KEARSTIN PATTERSON
NATIONAL COAL CORP.
865-690-6900
kpatterson@nationalcoal.com

                 NATIONAL COAL CORP. PROVIDES EARNINGS GUIDANCE
                            FOR FISCAL 2004 AND 2005

KNOXVILLE, TENNESSEE (NOVEMBER 9, 2004) - National Coal Corp. (OTC BB: NLCP), a coal producer operating in Eastern Tennessee, today provided guidance for the second half of Fiscal 2004, the first half of Fiscal 2005, and for full Fiscal 2005.

FORWARD-LOOKING GUIDANCE FOR FISCAL YEAR 2004

>> For the third quarter of Fiscal Year 2004, which ended September 30, 2004, National Coal will report the following:

         o Revenue of $4.4 million, based on approximately 93,000 tons of coal sold during the quarter at an average price of $48 per ton; and

         o        EBITDA, a non-GAAP  financial measure that reflects net income
                  (loss) excluding interest income/expense, taxes, depreciation, depletion and accretion, and amortization expense, of $(1.6 million).

>> For the fourth quarter of Fiscal Year 2004, which ends December 31, 2004, National Coal is projecting the following:

         o Revenue is estimated to be approximately $9.4 million, based on approximately 200,000 tons of coal sold during the quarter at an average price of approximately $47 per ton; and

         o        EBITDA is estimated to be approximately $1.8 million.

>> For the full Fiscal Year 2004, National Coal is projecting the following:

         o Revenue is estimated to be approximately $19.4 million, based on approximately 430,000 tons of coal sold during the fiscal year at an average price of approximately $45 per ton; and

         o        EBITDA is estimated to be approximately $(945,000).

FORWARD-LOOKING GUIDANCE FOR FISCAL YEAR 2005

>> For the first quarter of Fiscal Year 2005, which ends March 31, 2005, National Coal is projecting the following:

         o Revenue is estimated to be approximately $17.2 million, based on approximately 330,000 tons of coal sold during the quarter at an average price of approximately $52 per ton; and

         o        EBITDA is estimated to be approximately $4.7 million.

>> For the second quarter of Fiscal Year 2005, which ends June 30, 2005, National Coal is projecting the following:

         o Revenue is estimated to be approximately $22.4 million, based on approximately 430,000 tons of coal sold during the quarter at an average price of approximately $52 per ton; and

         o        EBITDA is estimated to be approximately $6.4 million.

>> For the full Fiscal Year 2005, National Coal is projecting the following:

         o Revenue is estimated to be approximately $93.6 million, based on approximately 1.8 million tons of coal sold during the quarter at an average price of approximately $52 per ton; and

         o        EBITDA of approximately $27.6 million.

ABOUT NATIONAL COAL CORP.

National Coal Corp., through its wholly-owned subsidiary, National Coal Corporation, owns the coal mineral rights on approximately 70,000 acres in Eastern Tennessee. National Coal's website can be found at www.nationalcoal.com.

INFORMATION ABOUT FORWARD LOOKING STATEMENTS

This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance.
Examples of forward looking-statements include projected revenues and EBITDA data for the periods discussed in this press release, and projected tons of coal sold and the prices at which such coal is estimated to be sold during such periods. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: (i) the worldwide demand for coal; (ii) the price of coal; (iii) the supply of coal and other competitive factors; (iv) the costs to mine and transport coal; (v) the ability to obtain new mining permits; (v) the costs of reclamation of previously mined properties;
(vi) the risks of expanding coal production; (vii) industry competition; (viii) our ability to continue to execute


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


our growth strategies; and (ix) general economic conditions. Additionally, the forward-looking statements made in this release are dependent upon the Company completing its previously announced pending acquisition from Appalachian Fuels, LLC of coal mining rights, leases and permits on 40,000 acres on which are located the Straight Creek and Pine Mountain mines in the South Eastern portion of Kentucky, which acquisition may not occur. These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission including the Company's most recently filed Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, which should be read in conjunction herewith for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

PRO FORMA FINANCIAL INFORMATION

National Coal Corp. has prepared EBITDA data applicable to 2004 and 2005 to supplement its estimated results determined under applicable generally accepted accounting principles (GAAP). EBITDA is a non-GAAP financial measure that reflects net income (loss) excluding interest income/expense, taxes, depreciation, depletion and accretion, and amortization expense. The adjusted amounts are not meant as a substitute for GAAP, but are included solely for informational purposes.

The following table illustrates the adjustments to estimated net income (loss) to calculate EBITDA for the applicable periods and reconciles the non-GAAP financial data to net income (loss) determined in accordance with GAAP:

                                 (Tables Follow)


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                               NATIONAL COAL CORP.
                         NON-GAAP CALCULATION OF EBITDA
                                   (unaudited)
                                  $'S IN 000'S


                                            THREE MONTHS ENDED           YEAR
                                          -----------------------        ENDED
                                          SEPTEMBER      DECEMBER      DECEMBER
                                          30, 2004       31, 2004      31, 2004
                                           -------        -------       -------
Net income / (loss) ................       $(3,050)       $   560       $(4,446)
Add back:
   Interest ........................           368            375         1,148
   Taxes ...........................             0              0             0
   Depreciation, depletion and
      accretion ....................         1,018            775         2,213
   Amortization ....................            24             71           140
                                           -------        -------       -------
EBITDA .............................       $(1,640)       $ 1,781       $  (945)
                                           =======        =======       =======



                                              THREE MONTHS ENDED          YEAR
                                            ----------------------        ENDED
                                            MARCH 31,      JUNE 30,     DECEMBER
                                              2005           2005       31, 2005
                                            -------        -------       -------
Net income (loss) ...................       $  (684)       $ 1,034       $ 3,525
Add back:
   Interest .........................         1,701          1,701         6,804
   Taxes ............................             0              0         2,688
   Depreciation, depletion and
      accretion .....................         3,625          3,626        14,502
   Amortization .....................            71             47           118
                                            -------        -------       -------
EBITDA ..............................       $ 4,713        $ 6,408       $27,637
                                            =======        =======       =======


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